VALIC COMPANY I

Global Real Estate Fund

Supplement to the Summary Prospectus dated October 1, 2010

Global Real Estate Fund. On the Fund Summary in the section titled “Investment Adviser,” the disclosure with respect to James Trowbridge as a portfolio manager of the Fund is deleted effective April 29, 2011. Joe V. Rodriguez, Jr. (lead manager), Mark Blackburn, Paul S. Curbo, Ping-Pang Wang and Darin Turner of Invesco Advisers, Inc. maintain portfolio management responsibilities for the Fund.

Date: March 8, 2011